As filed with the Securities and Exchange Commission on March 4, 2024

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04556

TRANSAMERICA FUNDS

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-888-233-4339

Dennis P. Gallagher, Esq., 1801 California St., Suite 5200, Denver, CO 80202

(Name and Address of Agent for Service)

Date of fiscal year end:   December 31

Date of reporting period:  January 1, 2023 - December 31, 2023

Item 1:	Report(s) to Shareholders.

(a)	The Annual Report is attached.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

December 31, 2023

Transamerica Stock Index

Customer Service: 1-888-233-4339 1801 California St., Suite 5200 Denver, CO 80202 Distributor: Transamerica Capital, Inc. transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2023

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of Transamerica Stock Index (the “Fund”) during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all investors, and we believe this to be an important part of the investment process. This report provides detailed information about the Fund for the 12-month period ended December 31, 2023.

The fiscal year began on January 1, 2023 with U.S. stocks in the early stages of a rebound from bear market lows of 2022 that had resulted from rising inflation, aggressive Federal Reserve (“Fed”) interest rate hikes to combat it and pervasive fears the economy would soon enter recession. During the early months of the year, as inflation rates waned, the Fed slowed its pace of rate increases and corporate earnings held steady, the debate emerged as to whether a “soft landing” in the economy might be achievable, prompting equities to move higher.

In March 2023, markets experienced a downturn when two prominent regional banks, Silicon Valley Bank and Signature Bank, went into government receivership due to balance sheet shortfalls and rapid depositor flight driven by the impacts of higher long term interest rates on their bond portfolios. In response, fast and coordinated action between the Fed, Treasury Department and Federal Deposit Insurance Corporation to guarantee deposits and provide an additional lending facility to the banking industry averted a more widespread crisis and set the stage for a market recovery and subsequent rally into the summer.

The Fed paused on raising rates in June for the first time in eleven meetings setting the stage for their final rate hike of the year in July 2023. Thereafter, inflation continued to move lower, and the economy showed impressive resilience as seen in the third quarter annualized gross domestic product growth of 4.9%, its highest in almost three years as consumer spending remained strong throughout the summer. In light of this, investment grade and high yield credit spreads tightened to their lowest points in more than a year.

Though the Fed did not raise rates at its September meeting, a perceived more hawkish tone in their commentary and “dot plot” of expected future Fed funds rate levels sent longer term interest rates soaring as the 10-year Treasury bond reached a closing yield of 5% on October 19, 2023. Stocks also declined, challenging their lows of the spring; however, they rebounded as longer-term rates fell in response to a softer tone at the Fed’s November meeting. In December 2023, as Consumer Price Index core inflation was tracking below 4% for the first time in more than two years, the Fed concluded its final meeting of the year with a more dovish interpreted message, sending longer-term rates lower and the 10-year Treasury yield below 4%. This further set the stage for the S&P 500® Index to rally and close 2023 just below its record high of nearly two years earlier.

For the one-year period ended December 31, 2023, the S&P 500® Index returned 26.29% while the MSCI EAFE Index, representing international developed market equities, returned 18.85%. During the same period, the Bloomberg US Aggregate Bond Index returned 5.53%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Stock Index

(unaudited)

MARKET ENVIRONMENT

U.S. equities, as represented by the S&P 500® Index (the “Index”), finished the fiscal year ended December 31, 2023, with a positive return of 26.29%. Top performing sectors for the Index for the fiscal year were information technology, consumer discretionary, and communication services. Utilities, energy, and consumer staples were the lowest performing sectors for the fiscal year.

The U.S. equity market rallied over the first quarter of 2023 on the back of cooling inflation and resilient economic data. In combination with a stronger-than-expected gross domestic product, inflation data led investors to position for slower rate rises from the U.S. Federal Reserve (the “Fed”). Later in the quarter, investors’ attention quickly switched to headline news about the banking sector which led to a major sell off in the financial sectors. The overall market calmed after the central banks set out reassuring plans.

Furthermore, during the quarter, the Fed raised the interest rate by 25 basis points in February and March 2023, bringing it to the range of 4.75% and 5.00%. This represented the 9th consecutive interest rate hike.

The U.S. equity market rallied over the second quarter of 2023, despite concerns over the debt ceiling. Robust gains were supported by resilient economic data and strong performance by large-cap growth stocks. Concerns regarding the U.S. debt ceiling dampened market sentiment in May 2023 before Congress reached an agreement to suspend it. Later in the quarter, markets rallied boosted by the technology sector on the back of enthusiasm over artificial intelligence and semi-conductor manufacturers.

The U.S. equity market initially rallied over the third quarter of 2023, supported by a falling inflation rate and resilient economic data. The Fed raised its policy rate by 25 basis points, bringing the fed funds rate to 5.25%-5.50%. In August 2023, a slight rise in inflation weighed on market performance through the end of the third quarter. However, the Fed kept rates unchanged during their September meeting, signaling a hawkish pause that raised concerns about high rates persisting for a longer period.

The U.S. equity market rebounded in the fourth quarter of 2023, posting overall robust gains on the back of cooling inflation data. The market initially dampened in October 2023 with expectations that interest rates would remain higher for longer. Later in the quarter, however, optimistic inflation data led to hopes that interest rates had reached their peak, leading the market to rally into the end of the year.

PERFORMANCE

For the year ended December 31, 2023, Transamerica Stock Index, Class R4 returned 25.95%. By comparison, its benchmark, the S&P 500® Index, returned 26.29%.

STRATEGY REVIEW

The Fund invests in securities through the S&P 500 Index Master Portfolio, a master portfolio which is not part of the Transamerica Funds complex, and which is advised by BlackRock Fund Advisors. The Fund seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Index. The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap stock performance. It is an unmanaged, market capitalization-weighted index composed of large-capitalization U.S. equities.

Sectors within the Index posted broadly positive returns over the year. Information technology, consumer discretionary, and communication services were the top performing sectors, while utilities, energy, and consumer staples were the largest detractors to performance.

The primary drivers of tracking difference between the Fund and the Index during the year were fees and expenses, slight mismatches in security weightings versus the Index, cash and futures drag, and transaction costs.

Jennifer Hsui, CFA

Paul Whithead

Co-Portfolio Managers

BlackRock Fund Advisors

Transamerica Funds	Annual Report 2023

Transamerica Stock Index

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R (NAV)	25.44%	14.98%	12.45%	04/21/2017
Class R4 (NAV)	25.95%	15.36%	11.70%	09/11/2000
S&P 500® Index (A)	26.29%	15.69%	12.03%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load. Net asset value (NAV) returns include reinvestment of dividends and capital gains but do not reflect the deduction of any sales charges. There are no sales charges for Class R and R4 shares. Class R shares are available only to eligible retirement plans.

Performance figures reflect any fee waivers and/or expense reimbursements by the investment manager and any recapture by the investment manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 500® as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the Fund will perform poorly when the index performs poorly.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Transamerica Funds	Annual Report 2023

Transamerica Stock Index

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

As a shareholder in the Fund, you will bear the ongoing costs (such as the investment advisory fees and other expenses) of managing the corresponding S&P 500 Index Master Portfolio (“Master Portfolio”), in which the Fund invests. You will also bear the cost of operating the Fund (such as management fees, distribution fees, and other expenses).

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)(D)
Class R	$1,000.00	$1,076.80	$3.30	$1,022.00	$3.21	0.63%
Class R4	1,000.00	1,078.50	1.57	1,023.70	1.53	0.30

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s annualized net expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

(D)	The net expense ratio reflects the expenses of both the Fund and the Master Portfolio.

Transamerica Funds	Annual Report 2023

Transamerica Stock Index

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investment in Master Portfolio, at value	$328,891,358
Receivables and other assets:
Shares of beneficial interest sold	156,631
Due from investment manager	12,099
Due from Master Portfolio	6,016,756
Prepaid expenses	2
Total assets	335,076,846

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	6,173,388
Investment management fees	16,796
Distribution and service fees	105,577
Transfer agent fees	1,547
Trustee and CCO fees	149
Audit and tax fees	19,009
Custody and accounting fees	6,618
Legal fees	2,074
Printing and shareholder reports fees	4,185
Registration fees	3,020
Other accrued expenses	3,332
Total liabilities	6,335,695
Net assets	$328,741,151

Net assets consist of:
Paid-in capital	$(391,106,389)
Total distributable earnings (accumulated losses)	719,847,540
Net assets	$328,741,151

Net assets by class:
Class R	$171,088,285
Class R4	157,652,866
Shares outstanding:
Class R	10,765,339
Class R4	9,923,126
Net asset value per share:
Class R	$15.89
Class R4	15.89

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Net investment income (loss) allocated from Master Portfolio:
Dividend income	$5,023,724
Interest income	52,725
Net income from securities lending	4,978
Withholding taxes on foreign income	(25,071)
Expenses	(33,515)
Fees waived	3,642
Total investment income (loss)	5,026,483

Expenses:
Investment management fees	184,784
Distribution and service fees:
Class R	783,328
Class R4	378,269
Transfer agent fees:
Class R	3,191
Class R4	11,348
Trustee and CCO fees	11,951
Audit and tax fees	28,714
Custody and accounting fees	26,610
Legal fees	20,497
Printing and shareholder reports fees	26,398
Registration fees	40,316
Other	14,142
Total expenses before waiver and/or reimbursement and recapture	1,529,548
Expenses waived and/or reimbursed:
Class R	(1,847)
Class R4	(127,509)
Recapture of previously waived and/or reimbursed fees:
Class R	1,847
Net expenses	1,402,039

Net investment income (loss)	3,624,444

Net realized and change in unrealized gain (loss) on investments allocated from Master Portfolio:
Net realized gain (loss)	9,196,895
Net change in unrealized appreciation (depreciation)	58,243,173
Net realized and change in unrealized gain (loss)	67,440,068
Net increase (decrease) in net assets resulting from operations	$71,064,512

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Stock Index

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations allocated from Master Portfolio:
Net investment income (loss)	$3,624,444	$3,492,205
Net realized gain (loss)	9,196,895	5,874,426
Net change in unrealized appreciation (depreciation)	58,243,173	(76,580,400)
Net increase (decrease) in net assets resulting from operations	71,064,512	(67,213,769)

Dividends and/or distributions to shareholders:
Class R	(6,669,370)	(8,976,983)
Class R4	(6,919,219)	(8,828,263)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(13,588,589)	(17,805,246)

Capital share transactions:
Proceeds from shares sold:
Class R	6,777,023	5,606,090
Class R4	12,714,928	18,442,845
	19,491,951	24,048,935
Dividends and/or distributions reinvested:
Class R	6,669,370	8,976,983
Class R4	6,919,219	8,828,263
	13,588,589	17,805,246
Cost of shares redeemed:
Class R	(18,640,305)	(29,981,002)
Class R4	(28,913,770)	(11,942,291)
	(47,554,075)	(41,923,293)
Net increase (decrease) in net assets resulting from capital share transactions	(14,473,535)	(69,112)
Net increase (decrease) in net assets	43,002,388	(85,088,127)

Net assets:
Beginning of year	285,738,763	370,826,890
End of year	$328,741,151	$285,738,763

Capital share transactions - shares:
Shares issued:
Class R	460,369	373,786
Class R4	859,073	1,257,734
	1,319,442	1,631,520
Shares reinvested:
Class R	429,246	667,248
Class R4	447,039	655,484
	876,285	1,322,732
Shares redeemed:
Class R	(1,277,187)	(2,000,196)
Class R4	(1,902,461)	(810,713)
	(3,179,648)	(2,810,909)
Net increase (decrease) in shares outstanding:
Class R	(387,572)	(959,162)
Class R4	(596,349)	1,102,505
	(983,921)	143,343

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Stock Index

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class R
	December 31, 2023		December 31, 2022		December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$13.19		$17.23		$14.30	$12.71	$10.26

Investment operations: (A)
Net investment income (loss) (B)	0.15		0.14		0.13	0.15	0.16
Net realized and unrealized gain (loss)	3.18		(3.33)		3.82	2.06	2.96
Total investment operations	3.33		(3.19)		3.95	2.21	3.12

Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.14)		(0.17)	(0.12)	(0.20)
Net realized gains	(0.50)		(0.71)		(0.85)	(0.50)	(0.47)
Total dividends and/or distributions to shareholders	(0.63)		(0.85)		(1.02)	(0.62)	(0.67)

Net asset value, end of year	$15.89		$13.19		$17.23	$14.30	$12.71
Total return	25.44%		(18.57)%		27.84%	17.80%	30.62%

Ratio and supplemental data:
Net assets end of year (000’s)	$171,088		$147,069		$208,632	$191,562	$204,050
Expenses to average net assets (A)
Excluding waiver and/or reimbursement and recapture	0.63%		0.63%		0.61%	0.62%	0.62%
Including waiver and/or reimbursement and recapture	0.63	%(C)	0.63	%(C)	0.61%	0.62%	0.62%
Net investment income (loss) to average net assets (A)	1.01%		0.97%		0.79%	1.22%	1.36%
Portfolio turnover rate of Master Portfolio	10%		13%		6%	5%	3%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Master Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class R4
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$13.18	$17.22	$14.30	$12.71	$10.26

Investment operations: (A)
Net investment income (loss) (B)	0.20	0.19	0.18	0.20	0.20
Net realized and unrealized gain (loss)	3.19	(3.33)	3.81	2.06	2.96
Total investment operations	3.39	(3.14)	3.99	2.26	3.16

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.19)	(0.22)	(0.17)	(0.24)
Net realized gains	(0.50)	(0.71)	(0.85)	(0.50)	(0.47)
Total dividends and/or distributions to shareholders	(0.68)	(0.90)	(1.07)	(0.67)	(0.71)

Net asset value, end of year	$15.89	$13.18	$17.22	$14.30	$12.71
Total return	25.95%	(18.35)%	28.23%	18.12%	31.14%

Ratio and supplemental data:
Net assets end of year (000’s)	$157,653	$138,670	$162,195	$171,891	$323,914
Expenses to average net assets (A)
Excluding waiver and/or reimbursement and recapture	0.38%	0.38%	0.37%	0.38%	0.37%
Including waiver and/or reimbursement and recapture	0.30%	0.30%	0.30%	0.30%	0.30%
Net investment income (loss) to average net assets (A)	1.34%	1.30%	1.11%	1.57%	1.68%
Portfolio turnover rate of Master Portfolio	10%	13%	6%	5%	3%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Master Portfolio.
(B)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Stock Index (the “Fund”) is a series of the Trust and invests all of its investable assets in the S&P 500 Index Master Portfolio (the “Master Portfolio”).

The financial statements of the Master Portfolio are included within this report and should be read in conjunction with the Fund’s financial statements.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM is responsible for all aspects of the day-to-day management of the Fund. TAM may in the future retain one or more sub-advisers to assist in the management of the Fund.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Investment valuation: The value of the Fund’s investment in the Master Portfolio, reflected within the Statement of Assets and Liabilities, displays the Fund’s proportional interest in the net assets of the Master Portfolio.

The valuation policy for the underlying securities held by the Master Portfolio is discussed in the Master Portfolio’s Notes to Financial Statements, which accompany this report.

Security transactions and investment income: The Fund is allocated its proportional share of income and expenses on a daily basis from its investment in the Master Portfolio. All of the net investment income, as well as the realized and unrealized gains and losses from the security transactions of the Master Portfolio are allocated pro rata among the investors and recorded by the Fund on a daily basis.

Transamerica Funds	Annual Report 2023

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. BORROWINGS AND OTHER FINANCING TRANSACTIONS

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Fund has not utilized the program.

4. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Passive strategy/index risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the index or of the actual securities comprising the index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a fund managed using an active investment strategy. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the Fund.

Index fund risk: While the Fund seeks to track the performance of the S&P 500® Index (i.e., achieve a high degree of correlation with the index), the Fund’s return may not match the return of the index. The Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Fund may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between the Fund’s return and that of the index.

Transamerica Funds	Annual Report 2023

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of December 31, 2023, the percentage of the Fund’s interest in the Master Portfolio, including any open receivable or payable, is 0.90%.

As of December 31, 2023, the investment manager and/or other affiliated investment accounts held balances in the Fund as follows:

Account Balance	Percentage of Net Assets
$ 314,934,023	95.80%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement in connection with these services. The Fund has a contractual management fee payable to TAM at an annual rate of 0.07% of daily average net assets.

Additionally, the Fund incurs its allocated share of the advisory fees based on the interest owned in the corresponding Master Portfolio. The advisory fees are accrued daily and payable monthly at an annual rate of 0.01% of the Master Portfolio’s daily net assets. The investment advisory fees allocated from the Master Portfolio are included within the Statement of Operations within net investment income (loss) allocated from the Master Portfolio, in Expenses.

The Fund pays a management fee to TAM at an effective rate of 0.06% of the Fund’s average daily net assets (which is net of a voluntary waiver by TAM equal to the Master Portfolio advisory fee allocated to the Fund of 0.01%).

The management fees are reflected in Investment management fees within the Statement of Operations.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R	0.65%	May 1, 2024
Class R4	0.30	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the 36-month period ended, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
Class	2021	2022	2023	Total
Class R4	$128,288	$120,475	$127,509	$376,272

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Class R	0.50%
Class R4	0.25

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended December 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 11,348	$ 1,032

6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to partnership basis adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (1,374,265)	$ 1,374,265

Transamerica Funds	Annual Report 2023

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 51,829,592	$ 277,061,766	$ —	$ 277,061,766

As of December 31, 2023, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2023, the Fund did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 8,887,132	$ 4,701,457	$ —	$ 9,888,507	$ 7,916,739	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,336,054	$ 581,108	$ —	$ —	$ 440,868,612	$ 277,061,766

7. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Transamerica Stock Index

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Stock Index (the “Portfolio”) (one of the series constituting Transamerica Funds (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Funds) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Funds	Annual Report 2023

Transamerica Stock Index

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For dividends paid during the year ended December 31, 2023, the Fund designated $4,761,870 of qualified dividend income.

For corporate shareholders 49%, investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

For tax purposes, the Fund has made a long-term capital gain designations of $4,701,457 for the year ended December 31, 2023.

Transamerica Funds	Annual Report 2023

Management of the Trust

The Fund is supervised by the Board.

Board Members and Officers

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a Board Member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its respective sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this annual report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present); President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023); Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present); Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);	109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020); Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2001

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (58)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (67)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (72)	Board Member	Since 2004	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (55)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (53)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014);

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (56)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present);

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

Appendix A

S&P 500 Index Master Portfolio

Master Portfolio Information as of December 31, 2023	S&P 500 Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Apple, Inc.	6.9%

Microsoft Corp.	6.9

Amazon.com, Inc.	3.4

NVIDIA Corp.	3.0

Alphabet, Inc., Class A	2.1

Meta Platforms, Inc., Class A	1.9

Alphabet, Inc., Class C	1.7

Tesla, Inc.	1.7

Berkshire Hathaway, Inc., Class B	1.6

JPMorgan Chase & Co.	1.2

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets

Information Technology	28.5%

Financials	12.8

Health Care	12.4

Consumer Discretionary	10.7

Industrials	8.7

Communication Services	8.5

Consumer Staples	6.1

Energy	3.8

Real Estate	2.5

Materials	2.4

Utilities	2.3

Investment Companies	0.6

Short-Term Securities	0.8

Liabilities in Excess of Other Assets	(0.1)

(a)

For S&P 500 Index Master Portfolio (the “Master Portfolio”) compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

M A S T E R P O R T F O L I O I N F O R M A T I O N	1

Schedule of Investments	S&P 500 Index Master Portfolio
December 31, 2023	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.6%
Axon Enterprise, Inc.(a)	62,495	$16,144,333
Boeing Co.(a)	503,306	131,191,742
General Dynamics Corp.	201,164	52,236,256
Howmet Aerospace, Inc.(b)	347,601	18,812,166
Huntington Ingalls Industries, Inc.	35,040	9,097,786
L3Harris Technologies, Inc.	168,092	35,403,537
Lockheed Martin Corp.	196,002	88,835,947
Northrop Grumman Corp.	126,243	59,099,398
RTX Corp.	1,276,366	107,393,435
Textron, Inc.	176,036	14,156,815
TransDigm Group, Inc.	48,983	49,551,203

		581,922,618

Air Freight & Logistics — 0.5%
CH Robinson Worldwide, Inc.	103,358	8,929,098
Expeditors International of Washington, Inc.	131,443	16,719,550
FedEx Corp.	205,392	51,958,014
United Parcel Service, Inc., Class B	642,014	100,943,861

		178,550,523

Automobile Components — 0.1%
Aptiv PLC(a)	251,920	22,602,263
BorgWarner, Inc.	208,912	7,489,495

		30,091,758

Automobiles — 1.9%
Ford Motor Co.	3,498,879	42,651,335
General Motors Co.(b)	1,212,535	43,554,257
Tesla, Inc.(a)	2,451,127	609,056,037

		695,261,629

Banks — 3.2%
Bank of America Corp.	6,111,486	205,773,734
Citigroup, Inc.	1,709,344	87,928,655
Citizens Financial Group, Inc.	419,751	13,910,548
Comerica, Inc.	117,856	6,577,543
Fifth Third Bancorp	605,140	20,871,279
Huntington Bancshares, Inc.	1,286,805	16,368,160
JPMorgan Chase & Co.	2,566,230	436,515,723
KeyCorp	831,798	11,977,891
M&T Bank Corp.	147,664	20,241,781
PNC Financial Services Group, Inc.	353,795	54,785,156
Regions Financial Corp.	833,982	16,162,571
Truist Financial Corp.	1,183,321	43,688,211
U.S. Bancorp	1,382,092	59,816,942
Wells Fargo & Co.	3,223,658	158,668,447
Zions Bancorp NA	128,196	5,623,958

		1,158,910,599

Beverages — 1.5%
Brown-Forman Corp., Class B	162,610	9,285,031
Coca-Cola Co.	3,454,643	203,582,112
Constellation Brands, Inc., Class A	143,387	34,663,807
Keurig Dr. Pepper, Inc.	894,106	29,791,612
Molson Coors Beverage Co., Class B	164,962	10,097,324
Monster Beverage Corp.(a)	660,571	38,055,496
PepsiCo, Inc.	1,221,918	207,530,553

		533,005,935

Biotechnology — 2.0%
AbbVie, Inc.	1,566,739	242,797,543
Amgen, Inc.	474,803	136,752,760

Security	Shares	Value

Biotechnology (continued)
Biogen, Inc.(a)	127,502	$32,993,693
Gilead Sciences, Inc.	1,106,021	89,598,761
Incyte Corp.(a)	163,912	10,292,035
Moderna, Inc.(a)(b)	295,905	29,427,752
Regeneron Pharmaceuticals, Inc.(a)	94,748	83,216,221
Vertex Pharmaceuticals, Inc.(a)	229,097	93,217,278

		718,296,043

Broadline Retail — 3.5%
Amazon.com, Inc.(a)	8,072,325	1,226,509,061
eBay, Inc.	460,695	20,095,516
Etsy, Inc.(a)	109,329	8,861,115

		1,255,465,692

Building Products — 0.5%
A O Smith Corp.	112,403	9,266,503
Allegion PLC	78,014	9,883,594
Builders FirstSource, Inc.(a)	109,537	18,286,107
Carrier Global Corp.	744,760	42,786,462
Johnson Controls International PLC	604,964	34,870,125
Masco Corp.	199,903	13,389,503
Trane Technologies PLC	201,336	49,105,850

		177,588,144

Capital Markets — 3.0%
Ameriprise Financial, Inc.	89,828	34,119,369
Bank of New York Mellon Corp.	682,675	35,533,234
BlackRock, Inc.(c)	124,576	101,130,797
Blackstone, Inc., Class A	630,008	82,480,647
Cboe Global Markets, Inc.	93,778	16,745,000
Charles Schwab Corp.	1,319,918	90,810,358
CME Group, Inc., Class A	319,328	67,250,477
FactSet Research Systems, Inc.	33,902	16,172,949
Franklin Resources, Inc.	250,718	7,468,889
Goldman Sachs Group, Inc.	289,476	111,671,157
Intercontinental Exchange, Inc.	508,035	65,246,935
Invesco Ltd.	395,466	7,055,113
MarketAxess Holdings, Inc.	32,636	9,557,453
Moody’s Corp.	140,080	54,709,645
Morgan Stanley	1,121,833	104,610,927
MSCI, Inc., Class A	70,309	39,770,286
Nasdaq, Inc.	301,293	17,517,175
Northern Trust Corp.	183,975	15,523,810
Raymond James Financial, Inc.	167,047	18,625,740
S&P Global, Inc.	288,840	127,239,797
State Street Corp.	273,917	21,217,611
T Rowe Price Group, Inc.	199,343	21,467,248

		1,065,924,617

Chemicals — 1.6%
Air Products and Chemicals, Inc.	197,190	53,990,622
Albemarle Corp.	105,109	15,186,148
Celanese Corp., Class A	88,774	13,792,816
CF Industries Holdings, Inc.	171,482	13,632,819
Corteva, Inc.	624,444	29,923,357
Dow, Inc.	625,168	34,284,213
DuPont de Nemours, Inc.	381,731	29,366,566
Eastman Chemical Co.	104,899	9,422,028
Ecolab, Inc.	225,470	44,721,975
FMC Corp.	108,860	6,863,623
International Flavors & Fragrances, Inc.	226,856	18,368,530
Linde PLC	430,417	176,776,566
LyondellBasell Industries NV, Class A	227,611	21,641,254

2	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2023	(Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Mosaic Co.	294,232	$10,512,909
PPG Industries, Inc.	209,312	31,302,610
Sherwin-Williams Co.	209,997	65,498,064

		575,284,100

Commercial Services & Supplies — 0.6%
Cintas Corp.	76,830	46,302,368
Copart, Inc.(a)	771,913	37,823,737
Republic Services, Inc.	182,738	30,135,324
Rollins, Inc.	249,230	10,883,874
Veralto Corp.	194,675	16,013,965
Waste Management, Inc.	327,190	58,599,729

		199,758,997

Communications Equipment — 0.8%
Arista Networks, Inc.(a)	222,638	52,433,475
Cisco Systems, Inc.	3,595,500	181,644,660
F5, Inc.(a)	52,708	9,433,678
Juniper Networks, Inc.	285,609	8,419,753
Motorola Solutions, Inc.	148,287	46,427,177

		298,358,743

Construction & Engineering — 0.1%
Quanta Services, Inc.	129,091	27,857,838

Construction Materials — 0.2%
Martin Marietta Materials, Inc.	54,916	27,398,141
Vulcan Materials Co.	118,085	26,806,476

		54,204,617

Consumer Finance — 0.5%
American Express Co.	511,034	95,737,110
Capital One Financial Corp.	338,745	44,416,245
Discover Financial Services	222,486	25,007,426
Synchrony Financial	371,660	14,193,695

		179,354,476

Consumer Staples Distribution & Retail — 1.8%
Costco Wholesale Corp.	393,359	259,648,409
Dollar General Corp.	194,697	26,469,057
Dollar Tree, Inc.(a)	186,074	26,431,812
Kroger Co.	586,865	26,825,599
Sysco Corp.	448,741	32,816,429
Target Corp.	409,905	58,378,670
Walgreens Boots Alliance, Inc.	636,795	16,626,717
Walmart, Inc.	1,266,852	199,719,218

		646,915,911

Containers & Packaging — 0.2%
Amcor PLC	1,307,745	12,606,662
Avery Dennison Corp.	71,618	14,478,295
Ball Corp.	280,009	16,106,118
International Paper Co.	307,507	11,116,378
Packaging Corp. of America	79,912	13,018,464
Westrock Co.	227,768	9,456,927

		76,782,844

Distributors — 0.1%
Genuine Parts Co.	124,814	17,286,739
LKQ Corp.	238,064	11,377,079
Pool Corp.	34,707	13,838,028

		42,501,846

Security	Shares	Value

Diversified Telecommunication Services — 0.7%
AT&T, Inc.	6,345,790	$106,482,356
Verizon Communications, Inc.	3,731,704	140,685,241

		247,167,597

Electric Utilities — 1.5%
Alliant Energy Corp.	224,604	11,522,185
American Electric Power Co., Inc.	457,682	37,172,932
Constellation Energy Corp.	285,624	33,386,589
Duke Energy Corp.	684,117	66,386,714
Edison International	340,675	24,354,856
Entergy Corp.	186,928	18,915,244
Evergy, Inc.	204,148	10,656,526
Eversource Energy	310,250	19,148,630
Exelon Corp.	884,475	31,752,652
FirstEnergy Corp.	458,618	16,812,936
NextEra Energy, Inc.	1,796,344	109,109,935
NRG Energy, Inc.	203,628	10,527,568
PG&E Corp.	1,857,648	33,493,393
Pinnacle West Capital Corp.	100,706	7,234,719
PPL Corp.	655,088	17,752,885
Southern Co.	968,021	67,877,633
Xcel Energy, Inc.	490,175	30,346,734

		546,452,131

Electrical Equipment — 0.6%
AMETEK, Inc.	205,105	33,819,764
Eaton Corp. PLC	354,171	85,291,460
Emerson Electric Co.	507,583	49,403,053
Generac Holdings, Inc.(a)	56,265	7,271,689
Hubbell, Inc.	47,293	15,556,087
Rockwell Automation, Inc.	102,257	31,748,753

		223,090,806

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	529,575	52,496,770
CDW Corp.	119,139	27,082,677
Corning, Inc.	683,388	20,809,165
Jabil, Inc.	113,572	14,469,073
Keysight Technologies, Inc.(a)	158,740	25,253,947
TE Connectivity Ltd.	276,445	38,840,522
Teledyne Technologies, Inc.(a)	41,838	18,671,881
Trimble, Inc.(a)	220,696	11,741,027
Zebra Technologies Corp., Class A(a)	45,627	12,471,228

		221,836,290

Energy Equipment & Services — 0.4%
Baker Hughes Co., Class A	897,461	30,675,217
Halliburton Co.	798,937	28,881,573
Schlumberger NV	1,261,512	65,649,084

		125,205,874

Entertainment — 1.2%
Electronic Arts, Inc.	219,103	29,975,482
Live Nation Entertainment, Inc.(a)(b)	126,007	11,794,255
Netflix, Inc.(a)	388,511	189,158,236
Take-Two Interactive Software, Inc.(a)	140,335	22,586,918
Walt Disney Co.	1,624,198	146,648,837
Warner Bros Discovery, Inc., Class A(a)(b)	1,972,734	22,449,713

		422,613,441

Financial Services — 4.1%
Berkshire Hathaway, Inc., Class B(a)	1,615,045	576,021,950
Fidelity National Information Services, Inc.	520,598	31,272,322
Fiserv, Inc.(a)	532,761	70,771,971

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2023	(Percentages shown are based on Net Assets)

Security	Shares	Value

Financial Services (continued)
FleetCor Technologies, Inc.(a)	64,093	$18,113,323
Global Payments, Inc.	231,070	29,345,890
Jack Henry & Associates, Inc.	64,027	10,462,652
Mastercard, Inc., Class A	735,061	313,510,867
PayPal Holdings, Inc.(a)	957,021	58,770,659
Visa, Inc., Class A	1,414,929	368,376,765

		1,476,646,399

Food Products — 0.9%
Archer-Daniels-Midland Co.	476,624	34,421,785
Bunge Global SA	128,966	13,019,118
Campbell Soup Co.	174,853	7,558,895
Conagra Brands, Inc.	424,704	12,172,017
General Mills, Inc.	520,021	33,874,168
Hershey Co.	133,183	24,830,638
Hormel Foods Corp.	255,218	8,195,050
J M Smucker Co.	94,176	11,901,963
Kellanova	229,914	12,854,492
Kraft Heinz Co.	709,622	26,241,822
Lamb Weston Holdings, Inc.	129,112	13,955,716
McCormick & Co., Inc.	223,165	15,268,949
Mondelez International, Inc., Class A	1,207,571	87,464,368
Tyson Foods, Inc., Class A	253,782	13,640,782

		315,399,763

Gas Utilities — 0.0%
Atmos Energy Corp.	131,515	15,242,588

Ground Transportation — 1.1%
CSX Corp.	1,754,131	60,815,722
JB Hunt Transport Services, Inc.	72,560	14,493,134
Norfolk Southern Corp.	201,767	47,693,683
Old Dominion Freight Line, Inc.	79,699	32,304,396
Uber Technologies, Inc.(a)	1,826,676	112,468,441
Union Pacific Corp.	540,982	132,875,999

		400,651,375

Health Care Equipment & Supplies — 2.5%
Abbott Laboratories	1,540,386	169,550,287
Align Technology, Inc.(a)	63,258	17,332,692
Baxter International, Inc.	450,067	17,399,590
Becton Dickinson & Co.	257,514	62,789,639
Boston Scientific Corp.(a)	1,299,713	75,136,409
Cooper Cos., Inc.(b)	44,000	16,651,360
DENTSPLY SIRONA, Inc.	182,492	6,494,890
Dexcom, Inc.(a)(b)	344,389	42,735,231
Edwards Lifesciences Corp.(a)(b)	535,886	40,861,308
GE HealthCare, Inc.(a)(b)	347,213	26,846,509
Hologic, Inc.(a)	217,692	15,554,093
IDEXX Laboratories, Inc.(a)(b)	73,830	40,979,341
Insulet Corp.(a)(b)	62,053	13,464,260
Intuitive Surgical, Inc.(a)	311,879	105,215,499
Medtronic PLC	1,181,597	97,339,961
ResMed, Inc.	130,585	22,463,232
STERIS PLC	87,676	19,275,569
Stryker Corp.	300,027	89,846,085
Teleflex, Inc.(b)	41,424	10,328,660
Zimmer Biomet Holdings, Inc.	185,964	22,631,819

		912,896,434

Health Care Providers & Services — 2.8%
Cardinal Health, Inc.	218,780	22,053,024
Cencora, Inc.	146,956	30,181,823
Centene Corp.(a)	474,188	35,189,492

Security	Shares	Value

Health Care Providers & Services (continued)
Cigna Group	259,747	$77,781,239
CVS Health Corp.	1,140,093	90,021,743
DaVita, Inc.(a)	45,877	4,806,075
Elevance Health, Inc.	209,172	98,637,148
HCA Healthcare, Inc.	175,818	47,590,416
Henry Schein, Inc.(a)(b)	115,839	8,770,171
Humana, Inc.	109,986	50,352,691
Laboratory Corp. of America Holdings	75,362	17,129,029
McKesson Corp.	118,114	54,684,420
Molina Healthcare, Inc.(a)	51,814	18,720,916
Quest Diagnostics, Inc.	99,749	13,753,392
UnitedHealth Group, Inc.	821,018	432,241,346
Universal Health Services, Inc., Class B	55,227	8,418,804

		1,010,331,729

Health Care REITs — 0.2%
Healthpeak Properties, Inc.	486,194	9,626,641
Ventas, Inc.	357,613	17,823,432
Welltower, Inc.	490,027	44,185,735

		71,635,808

Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc.	632,439	12,313,587

Hotels, Restaurants & Leisure — 2.1%
Airbnb, Inc., Class A(a)(b)	378,622	51,545,599
Booking Holdings, Inc.(a)	30,970	109,857,403
Caesars Entertainment, Inc.(a)	187,957	8,811,424
Carnival Corp.(a)	895,273	16,598,361
Chipotle Mexican Grill, Inc.(a)	24,488	56,003,077
Darden Restaurants, Inc.	107,426	17,650,092
Domino’s Pizza, Inc.	31,190	12,857,454
Expedia Group, Inc.(a)	118,347	17,963,891
Hilton Worldwide Holdings, Inc.(b)	227,631	41,449,329
Las Vegas Sands Corp.	292,143	14,376,357
Marriott International, Inc., Class A	218,986	49,383,533
McDonald’s Corp.	643,856	190,909,743
MGM Resorts International	249,482	11,146,856
Norwegian Cruise Line Holdings Ltd.(a)(b)	369,502	7,404,820
Royal Caribbean Cruises Ltd.(a)	209,200	27,089,308
Starbucks Corp.	1,016,711	97,614,423
Wynn Resorts Ltd.	86,072	7,842,020
Yum! Brands, Inc.	248,981	32,531,857

		771,035,547

Household Durables — 0.4%
D.R. Horton, Inc.	267,509	40,656,018
Garmin Ltd.	136,122	17,497,122
Lennar Corp., Class A	221,964	33,081,515
Mohawk Industries, Inc.(a)	47,669	4,933,741
NVR, Inc.(a)	2,822	19,755,270
PulteGroup, Inc.	191,375	19,753,727
Whirlpool Corp.	48,323	5,884,292

		141,561,685

Household Products — 1.2%
Church & Dwight Co., Inc.	218,674	20,677,813
Clorox Co.	110,050	15,692,030
Colgate-Palmolive Co.	733,811	58,492,075
Kimberly-Clark Corp.	300,602	36,526,149
Procter & Gamble Co.	2,092,456	306,628,502

		438,016,569

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2023	(Percentages shown are based on Net Assets)

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.0%
AES Corp.	595,133	$11,456,310

Industrial Conglomerates — 0.8%
3M Co.	490,129	53,580,902
General Electric Co.	966,096	123,302,833
Honeywell International, Inc.	585,190	122,720,195

		299,603,930

Industrial REITs — 0.3%
Prologis, Inc.	820,063	109,314,398

Insurance — 2.0%
Aflac, Inc.	472,045	38,943,713
Allstate Corp.	232,474	32,541,711
American International Group, Inc.	622,266	42,158,522
Aon PLC, Class A	177,724	51,721,238
Arch Capital Group Ltd.(a)(b)	332,587	24,701,236
Arthur J Gallagher & Co.	191,296	43,018,644
Assurant, Inc.	45,723	7,703,868
Brown & Brown, Inc.	209,211	14,876,994
Chubb Ltd.	364,588	82,396,888
Cincinnati Financial Corp.	139,406	14,422,945
Everest Group Ltd.	38,527	13,622,377
Globe Life, Inc.	77,281	9,406,643
Hartford Financial Services Group, Inc.	266,981	21,459,933
Loews Corp.	164,345	11,436,769
Marsh & McLennan Cos., Inc.	438,457	83,074,448
MetLife, Inc.	551,911	36,497,874
Principal Financial Group, Inc.	197,638	15,548,181
Progressive Corp.	519,570	82,757,110
Prudential Financial, Inc.	319,190	33,103,195
Travelers Cos., Inc.	203,451	38,755,381
W.R. Berkley Corp.	180,810	12,786,883
Willis Towers Watson PLC	91,637	22,102,844

		733,037,397

Interactive Media & Services(a) — 5.7%
Alphabet, Inc., Class A	5,253,167	733,814,898
Alphabet, Inc., Class C	4,421,208	623,080,843
Match Group, Inc.	247,150	9,020,975
Meta Platforms, Inc., Class A	1,970,254	697,391,106

		2,063,307,822

IT Services — 1.2%
Accenture PLC, Class A	557,106	195,494,066
Akamai Technologies, Inc.(a)	135,090	15,987,902
Cognizant Technology Solutions Corp., Class A	449,145	33,923,922
EPAM Systems, Inc.(a)	51,513	15,316,875
Gartner, Inc.(a)	69,192	31,213,203
International Business Machines Corp.	808,652	132,255,035
VeriSign, Inc.(a)	79,744	16,424,074

		440,615,077

Leisure Products — 0.0%
Hasbro, Inc.	115,908	5,918,262

Life Sciences Tools & Services — 1.4%
Agilent Technologies, Inc.	259,718	36,108,594
Bio-Rad Laboratories, Inc., Class A(a)	18,560	5,992,838
Bio-Techne Corp.	138,783	10,708,496
Charles River Laboratories International, Inc.(a)(b)	44,912	10,617,197
Danaher Corp.	583,302	134,941,085
Illumina, Inc.(a)	141,756	19,738,105
IQVIA Holdings, Inc.(a)(b)	162,824	37,674,217
Mettler-Toledo International, Inc.(a)	19,453	23,595,711

Security	Shares	Value

Life Sciences Tools & Services (continued)
Revvity, Inc.	110,325	$12,059,626
Thermo Fisher Scientific, Inc.	342,587	181,841,754
Waters Corp.(a)	52,528	17,293,793
West Pharmaceutical Services, Inc.	65,644	23,114,565

		513,685,981

Machinery — 1.8%
Caterpillar, Inc.	452,827	133,887,359
Cummins, Inc.	125,990	30,183,424
Deere & Co.	237,751	95,069,492
Dover Corp.	124,313	19,120,583
Fortive Corp.	313,634	23,092,871
IDEX Corp.	67,191	14,587,838
Illinois Tool Works, Inc.	244,258	63,980,941
Ingersoll Rand, Inc.	359,199	27,780,451
Nordson Corp.	48,026	12,686,548
Otis Worldwide Corp.	365,941	32,740,741
PACCAR, Inc.	464,583	45,366,530
Parker-Hannifin Corp.	113,882	52,465,437
Pentair PLC	145,367	10,569,635
Snap-on, Inc.	47,030	13,584,145
Stanley Black & Decker, Inc.	134,025	13,147,853
Westinghouse Air Brake Technologies Corp.	159,202	20,202,734
Xylem, Inc./New York	213,875	24,458,745

		632,925,327

Media — 0.7%
Charter Communications, Inc., Class A(a)(b)	89,286	34,703,682
Comcast Corp., Class A	3,564,515	156,303,983
Fox Corp., Class A	225,462	6,689,458
Fox Corp., Class B	113,463	3,137,252
Interpublic Group of Cos., Inc.	342,111	11,166,503
News Corp., Class A	337,277	8,280,150
News Corp., Class B	99,061	2,547,849
Omnicom Group, Inc.	175,591	15,190,377
Paramount Global, Class B	428,569	6,338,536

		244,357,790

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	1,273,524	54,213,917
Newmont Corp.	1,015,489	42,031,090
Nucor Corp.	218,221	37,979,183
Steel Dynamics, Inc.	138,383	16,343,032

		150,567,222

Multi-Utilities — 0.7%
Ameren Corp.	231,618	16,755,246
CenterPoint Energy, Inc.	560,965	16,026,770
CMS Energy Corp.	259,272	15,055,925
Consolidated Edison, Inc.	306,551	27,886,945
Dominion Energy, Inc.	743,356	34,937,732
DTE Energy Co.	183,012	20,178,903
NiSource, Inc.	362,317	9,619,516
Public Service Enterprise Group, Inc.	443,585	27,125,223
Sempra	559,226	41,790,959
WEC Energy Group, Inc.	280,526	23,611,873

		232,989,092

Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.	138,401	17,545,095
Boston Properties, Inc.	129,325	9,074,735

		26,619,830

Oil, Gas & Consumable Fuels — 3.5%
APA Corp.	273,082	9,798,182

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2023	(Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Chevron Corp.	1,558,380	$232,447,961
ConocoPhillips	1,054,014	122,339,405
Coterra Energy, Inc.	673,491	17,187,490
Devon Energy Corp.	569,422	25,794,817
Diamondback Energy, Inc.	158,903	24,642,677
EOG Resources, Inc.	516,842	62,512,040
EQT Corp.	321,423	12,426,213
Exxon Mobil Corp.	3,555,675	355,496,386
Hess Corp.	245,738	35,425,590
Kinder Morgan, Inc.	1,722,845	30,390,986
Marathon Oil Corp.	538,304	13,005,425
Marathon Petroleum Corp.	337,041	50,003,403
Occidental Petroleum Corp.	589,900	35,222,929
ONEOK, Inc.	517,730	36,355,001
Phillips 66	390,531	51,995,297
Pioneer Natural Resources Co.	206,947	46,538,241
Targa Resources Corp.	198,824	17,271,841
Valero Energy Corp.	302,207	39,286,910
Williams Cos., Inc.	1,081,063	37,653,424

		1,255,794,218

Passenger Airlines — 0.2%
American Airlines Group, Inc.(a)	580,675	7,978,474
Delta Air Lines, Inc.	572,882	23,047,043
Southwest Airlines Co.	529,370	15,288,206
United Airlines Holdings, Inc.(a)	291,492	12,026,960

		58,340,683

Personal Care Products — 0.2%
Estee Lauder Cos., Inc., Class A	206,747	30,236,749
Kenvue, Inc.	1,532,972	33,004,887

		63,241,636

Pharmaceuticals — 3.7%
Bristol-Myers Squibb Co.	1,806,171	92,674,634
Catalent, Inc.(a)	159,343	7,159,281
Eli Lilly & Co.	707,817	412,600,686
Johnson & Johnson	2,137,467	335,026,577
Merck & Co., Inc.	2,252,423	245,559,155
Pfizer, Inc.	5,011,620	144,284,540
Viatris, Inc.	1,057,404	11,451,685
Zoetis, Inc., Class A	408,599	80,645,185

		1,329,401,743

Professional Services — 0.7%
Automatic Data Processing, Inc.	365,699	85,196,896
Broadridge Financial Solutions, Inc.	104,976	21,598,812
Ceridian HCM Holding, Inc.(a)	136,503	9,162,081
Equifax, Inc.	109,097	26,978,597
Jacobs Solutions, Inc.	111,910	14,525,918
Leidos Holdings, Inc.	122,071	13,212,965
Paychex, Inc.	285,345	33,987,443
Paycom Software, Inc.	43,068	8,903,017
Robert Half, Inc.	94,394	8,299,121
Verisk Analytics, Inc.	128,947	30,800,280

		252,665,130

Real Estate Management & Development(a)(b) — 0.2%
CBRE Group, Inc., Class A	270,552	25,185,686
CoStar Group, Inc.	363,087	31,730,173

		56,915,859

Residential REITs — 0.3%
AvalonBay Communities, Inc.	126,320	23,649,630
Camden Property Trust	94,755	9,408,224

Security	Shares	Value

Residential REITs (continued)
Equity Residential	306,547	$18,748,415
Essex Property Trust, Inc.	57,043	14,143,241
Invitation Homes, Inc.	511,243	17,438,499
Mid-America Apartment Communities, Inc.	102,852	13,829,480
UDR, Inc.	269,399	10,315,288

		107,532,777

Retail REITs — 0.3%
Federal Realty Investment Trust	63,401	6,533,473
Kimco Realty Corp.	545,873	11,632,554
Realty Income Corp.	629,154	36,126,023
Regency Centers Corp.	146,221	9,796,807
Simon Property Group, Inc.	290,591	41,449,900

		105,538,757

Semiconductors & Semiconductor Equipment — 8.0%
Advanced Micro Devices, Inc.(a)	1,434,146	211,407,462
Analog Devices, Inc.	445,082	88,375,482
Applied Materials, Inc.	745,399	120,806,816
Broadcom, Inc.	389,321	434,579,566
Enphase Energy, Inc.(a)	121,185	16,013,386
First Solar, Inc.(a)(b)	94,828	16,336,968
Intel Corp.	3,717,466	186,802,666
KLA Corp.	121,359	70,545,987
Lam Research Corp.	116,986	91,630,454
Microchip Technology, Inc.	484,011	43,648,112
Micron Technology, Inc.	972,242	82,971,132
Monolithic Power Systems, Inc.	42,410	26,751,380
NVIDIA Corp.	2,192,489	1,085,764,403
NXP Semiconductors NV	229,016	52,600,395
ON Semiconductor Corp.(a)(b)	380,020	31,743,071
Qorvo, Inc.(a)	87,017	9,798,984
QUALCOMM, Inc.	990,614	143,272,503
Skyworks Solutions, Inc.	141,660	15,925,417
Teradyne, Inc.(b)	136,880	14,854,218
Texas Instruments, Inc.	805,953	137,382,748

		2,881,211,150

Software — 10.6%
Adobe, Inc.(a)	404,590	241,378,394
ANSYS, Inc.(a)	77,188	28,009,981
Autodesk, Inc.(a)	189,963	46,252,191
Cadence Design Systems, Inc.(a)	241,254	65,710,352
Fair Isaac Corp.(a)	22,092	25,715,309
Fortinet, Inc.(a)	574,002	33,596,337
Gen Digital, Inc.	500,105	11,412,396
Intuit, Inc.	248,594	155,378,708
Microsoft Corp.	6,595,009	2,479,987,184
Oracle Corp.	1,397,397	147,327,566
Palo Alto Networks, Inc.(a)	271,491	80,057,266
PTC, Inc.(a)	105,482	18,455,131
Roper Technologies, Inc.	94,722	51,639,593
Salesforce, Inc.(a)	864,568	227,502,424
ServiceNow, Inc.(a)	181,080	127,931,209
Synopsys, Inc.(a)(b)	135,064	69,545,804
Tyler Technologies, Inc.(a)	37,092	15,508,907

		3,825,408,752

Specialized REITs — 1.1%
American Tower Corp.	413,782	89,327,258
Crown Castle, Inc.	385,376	44,391,461
Digital Realty Trust, Inc.	268,765	36,170,394
Equinix, Inc.	83,053	66,890,056
Extra Space Storage, Inc.	187,845	30,117,189

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2023	(Percentages shown are based on Net Assets)

Security	Shares	Value

Specialized REITs (continued)
Iron Mountain, Inc.	259,383	$18,151,622
Public Storage	139,435	42,527,675
SBA Communications Corp.	96,325	24,436,689
VICI Properties, Inc.	900,684	28,713,806
Weyerhaeuser Co.	649,675	22,589,200

		403,315,350

Specialty Retail — 2.0%
AutoZone, Inc.(a)(b)	15,653	40,472,553
Bath & Body Works, Inc.	198,415	8,563,591
Best Buy Co., Inc.	172,602	13,511,285
CarMax, Inc.(a)(b)	140,609	10,790,335
Home Depot, Inc.	887,718	307,638,673
Lowe’s Cos., Inc.	512,281	114,008,137
O’Reilly Automotive, Inc.(a)(b)	52,516	49,894,401
Ross Stores, Inc.	302,590	41,875,430
TJX Cos., Inc.	1,020,118	95,697,270
Tractor Supply Co.	96,801	20,815,119
Ulta Beauty, Inc.(a)	43,548	21,338,084

		724,604,878

Technology Hardware, Storage & Peripherals — 7.2%
Apple, Inc.	12,977,209	2,498,502,049
Hewlett Packard Enterprise Co.	1,149,509	19,518,663
HP, Inc.	770,722	23,191,025
NetApp, Inc.	187,362	16,517,834
Seagate Technology Holdings PLC	170,763	14,578,037
Western Digital Corp.(a)	284,344	14,891,095

		2,587,198,703

Textiles, Apparel & Luxury Goods — 0.5%
Lululemon Athletica, Inc.(a)	102,805	52,563,169
NIKE, Inc., Class B	1,087,433	118,062,601
Ralph Lauren Corp., Class A	34,392	4,959,326
Tapestry, Inc.	200,026	7,362,957
VF Corp.	285,714	5,371,423

		188,319,476

Tobacco — 0.5%
Altria Group, Inc.	1,575,228	63,544,697
Philip Morris International, Inc.	1,377,935	129,636,125

		193,180,822

Trading Companies & Distributors — 0.3%
Fastenal Co.	507,575	32,875,633

Security	Shares	Value

Trading Companies & Distributors (continued)
United Rentals, Inc.	60,686	$34,798,566
WW Grainger, Inc.	39,520	32,749,829

		100,424,028

Water Utilities — 0.1%
American Water Works Co., Inc.	173,010	22,835,590

Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc.	451,684	72,418,496

Total Common Stocks — 98.7% (Cost: $14,450,053,546)		35,540,881,039

Investment Companies

Equity Funds — 0.6%
iShares Core S&P 500 ETF(c)	480,032	229,277,684

Total Investment Companies — 0.6% (Cost: $193,523,401)		229,277,684

Total Long-Term Investments — 99.3% (Cost: $14,643,576,947)		35,770,158,723

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)(e)	213,402,184	213,530,225
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)(d)	84,851,864	84,851,864

Total Short-Term Securities — 0.8% (Cost: $298,271,635)		298,382,089

Total Investments — 100.1% (Cost: $14,941,848,582)		36,068,540,812
Liabilities in Excess of Other Assets — (0.1)%		(42,160,164)

Net Assets — 100.0%		$36,026,380,648

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Master Portfolio.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2023

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$304,198,748	$—	$(90,712,273	)(a)	$66,303	$(22,553)	$213,530,225	213,402,184	$530,599	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	113,361,188	—	(28,509,324	)(a)	—	—	84,851,864	84,851,864	5,310,052		—
BlackRock, Inc.	97,239,626	1,761,199	(10,597,099)		545,813	12,181,258	101,130,797	124,576	2,689,555		—
iShares Core S&P 500 ETF	195,527,543	1,919,111,389	(1,946,438,546)		30,910,729	30,166,569	229,277,684	480,032	4,641,118		—

					$31,522,845	$42,325,274	$628,790,570		$13,171,324		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	1,396	03/15/24	$336,436	$1,067,064

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$—	$—	$1,067,064	$—	$—	$—	$1,067,064

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$19,611,777	$—	$—	$—	$19,611,777

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,530,752	$—	$—	$—	$1,530,752

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$173,897,184

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2023

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$35,540,881,039	$—	$—	$35,540,881,039
Investment Companies	229,277,684	—	—	229,277,684
Short-Term Securities
Money Market Funds	298,382,089	—	—	298,382,089

	$36,068,540,812	$—	$—	$36,068,540,812

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,067,064	$—	$—	$1,067,064

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	9

Statement of Assets and Liabilities

December 31, 2023

S&P 500 Index Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$35,439,750,242
Investments, at value — affiliated(c)	628,790,570
Cash	140,360
Cash pledged for futures contracts	4,374,000
Receivables:
Investments sold	248,857,478
Securities lending income — affiliated	41,555
Dividends — unaffiliated	32,761,336
Dividends — affiliated	366,438
Variation margin on futures contracts	1,226
Prepaid expenses	24,677

Total assets	36,355,107,882

LIABILITIES
Collateral on securities loaned	213,354,032
Payables:
Investments purchased	24,848,169
Withdrawals to investors	90,070,442
Investment advisory fees	292,193
Trustees’ fees	66,998
Professional fees	95,400

Total liabilities	328,727,234

Commitments and contingent liabilities

NET ASSETS	$36,026,380,648

NET ASSETS CONSIST OF
Investors’ capital	$14,898,621,354
Net unrealized appreciation (depreciation)	21,127,759,294

NET ASSETS	$36,026,380,648

(a) Investments, at cost — unaffiliated	$14,406,464,693
(b) Securities loaned, at value	$207,091,995
(c) Investments, at cost — affiliated	$535,383,889

See notes to financial statements.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2023

S&P 500 Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$529,735,702
Dividends — affiliated	12,640,725
Interest — unaffiliated	301,777
Securities lending income — affiliated — net	530,599
Foreign taxes withheld	(2,678,121)

Total investment income	540,530,682

EXPENSES
Investment advisory	3,294,787
Trustees	258,986
Professional	30,000

Total expenses	3,583,773
Less:
Fees waived and/or reimbursed by the Manager	(389,289)

Total expenses after fees waived and/or reimbursed	3,194,484

Net investment income	537,336,198

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	25,896,977
Investments — affiliated	31,522,845
Futures contracts	19,611,777

77,031,599

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	7,031,638,258
Investments — affiliated	42,325,274
Futures contracts	1,530,752

7,075,494,284

Net realized and unrealized gain	7,152,525,883

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,689,862,081

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	11

Statements of Changes in Net Assets

	S&P 500 Index Master Portfolio

	Year Ended	Year Ended
	12/31/23	12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$537,336,198	$487,090,874
Net realized gain (loss)	77,031,599	(65,760,923)
Net change in unrealized appreciation (depreciation)	7,075,494,284	(6,648,362,451)

Net increase (decrease) in net assets resulting from operations	7,689,862,081	(6,227,032,500)

CAPITAL TRANSACTIONS
Proceeds from contributions	7,389,545,731	8,816,188,759
Value of withdrawals	(8,597,872,533)	(7,533,596,462)

Net increase (decrease) in net assets derived from capital transactions	(1,208,326,802)	1,282,592,297

NET ASSETS
Total increase (decrease) in net assets	6,481,535,279	(4,944,440,203)
Beginning of year	29,544,845,369	34,489,285,572

End of year	$36,026,380,648	$29,544,845,369

See notes to financial statements.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

	S&P 500 Index Master Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended

	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19

Total Return
Total return	26.24%	(18.13)%	28.65%	18.42%	31.44%

Ratios to Average Net Assets(a)

Total expenses	0.01%	0.01%	0.01%	0.01%	0.03%

Total expenses after fees waived and/or reimbursed	0.01%	0.01%	0.01%	0.01%	0.02%

Net investment income	1.63%	1.60%	1.39%	1.82%	1.95%

Supplemental Data

Net assets, end of year (000)	$36,026,381	$29,544,845	$34,489,286	$26,992,973	$23,207,958

Portfolio turnover rate	10%	13%	6%	5%	3%

(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

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Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of MIP (the “Board”) has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

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Notes to Financial Statements (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

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Notes to Financial Statements (continued)

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Barclays Bank PLC	$8,572,379	$(8,572,379)	$—		$—
Barclays Capital, Inc.	3,576,591	(3,576,591)	—		—
BNP Paribas SA	18,075,603	(18,075,603)	—		—
BofA Securities, Inc.	2,597,783	(2,597,783)	—		—
Citadel Clearing LLC	1,714,616	(1,714,616)	—		—
Citigroup Global Markets, Inc.	1,233,967	(1,233,967)	—		—
Goldman Sachs & Co. LLC	7,687,216	(7,687,216)	—		—
HSBC Bank PLC	16,336,576	(16,336,576)	—		—
J.P. Morgan Securities LLC	16,638,203	(16,638,203)	—		—
Jefferies LLC	971,168	(971,168)	—		—
Natixis SA	343,125	(343,125)	—		—
RBC Capital Markets LLC	58,428,446	(58,428,446)	—		—
Scotia Capital (USA), Inc.	8,172,718	(8,172,718)	—		—
Scotia Capital, Inc.	43,554,257	(43,554,257)	—		—
SG Americas Securities LLC	4,970,600	(4,970,600)	—		—
Toronto-Dominion Bank	12,646,219	(12,646,219)	—		—
Virtu Americas LLC	1,028,356	(1,028,356)	—		—
Wells Fargo Bank N.A	370,446	(370,446)	—		—
Wells Fargo Securities LLC	173,726	(173,726)	—		—

	$207,091,995	$(207,091,995)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal

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Notes to Financial Statements (continued)

to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses through June 30, 2024. If the Master Portfolio does not pay administration fees, BAL agrees to cap the expenses of the Master Portfolio at the rate at which it pays an investment advisory fee to BFA. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2023, the amount waived was $288,986.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2023, the amounts waived were $74,744.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2023, the Manager waived $25,559 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee is determined to be in the best interests of such money market fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2023, the Master Portfolio paid BTC $206,514 for securities lending agent services.

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Notes to Financial Statements (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2023, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

S&P 500 Index Master Portfolio	$317,564,780	$427,044,084	$(65,670,115)

7.	PURCHASES AND SALES

For the year ended December 31, 2023, purchases and sales of investments, excluding short-term securities, were $3,285,766,364 and $4,093,163,573, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

S&P 500 Index Master Portfolio	$14,829,138,667	$22,015,832,274	$(776,430,129)	$21,239,402,145

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2023, the Master Portfolio did not borrow under the credit agreement.

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Notes to Financial Statements (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Manager uses an indexing approach to try to achieve the Master Portfolio’s investment objective. The Master Portfolio is not actively managed, and the Manager generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Master Portfolio and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Master Portfolio invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements (continued)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Master Investment Portfolio and Investors of S&P 500 Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of S&P 500 Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

M A S T E R P O R T F O L I O R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	21

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III and Master Investment Portfolio (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares S&P 500 Index Fund and S&P 500 Index Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the Funds, met on November 16-17, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

Independent Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			28 RICs consisting of 166 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)

Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management from 2016 to 2018; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.

			28 RICs consisting of 166 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)

Senior advisor, Insignia since 2024; Chief Investment Officer, Williams College from 2006 to 2023; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			28 RICs consisting of 166 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			28 RICs consisting of 166 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)

Director, Pioneer Public Interest Law Center since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			28 RICs consisting of 166 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	23

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 166 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	28 RICs consisting of 166 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)

Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and Trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; Member of Affordable Housing Supply Board of Jackson, Wyoming from 2017 to 2022; Member, Investment Funds Committee, State of Wyoming from 2017 to 2023; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.

			28 RICs consisting of 166 Portfolios	None

Kenneth L. Urish 1951	Trustee (Since 2009)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			28 RICs consisting of 166 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)

Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC from 2003 to 2023; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.

			28 RICs consisting of 166 Portfolios	None

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Interested Trustees(a)(d)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			97 RICs consisting of 268 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.

(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)

Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)

Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	25

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust/MIP.

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	27

Appendix B

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of Transamerica Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Transamerica Funds except Transamerica Government Money Market, and the Master Portfolio will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as Transamerica Funds’ Annual Report, Semi-Annual Report, Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Appendix C

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:  This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

Transamerica Capital, Inc.

1801 California St., Suite 5200

Denver, CO 80202

Visit: transamerica.com
888-233-4339
3301282 12/23 © 2023 Transamerica Corporation. All Rights Reserved.

(b)	Not Applicable.

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.
(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.
(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.
(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.
(e)	Not Applicable.
(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane, and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services

		Fiscal Year Ended 12/31 (in thousands)
		2023	2022
(a)	Audit Fees	$14	$24
(b)	Audit Related Fees(1)	$0	$0
(c)	Tax Fees(2)	$5	$7
(d)	All Other Fees(3)	$0	$0

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements. Services include review of documents and issuances of consents related to Securities and Exchange Commission Form N-1A filings of the funds comprising the Registrant and issuances of reports on management’s assertion in connection with the funds’ compliance with the requirements of subsections (b) and (c) of Rule 17f-2 under the Investment Company Act of 1940.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3)	All Other Fees represent permissible non-audit services for the Registrant that it believes are routine and recurring services and would not impair the independence of the accountant.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2023 and 2022 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

(a)

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, Kathleen T. Ives, Lauriann C. Kloppenburg, Frederic A. Nelson III, John E. Pelletier, Patricia L. Sawyer and John W. Waechter.

(b)	Not Applicable.

Item 6:	Investments.

(a)	The schedule of investments is included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13:	Exhibits.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)

A separate certification for each principal executive and principal officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below. Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)

Certification pursuant to Section  906 of the Sarbanes-Oxley Act of 2002. A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	March 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	March 4, 2024

By:	/s/ Vincent J. Toner
Vincent J. Toner
Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)
Date:	March 4, 2024

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
13(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
13(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer